UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

February 4, 2011

ATLANTIC GREEN POWER HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-143352 (Commission File Number)	20-8901634 (IRS Employer Identification Number)
Bayport One Suite 455 8025 Black Horse Pike West Atlantic City, New Jersey 08232 (Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (609) 241-6027

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐        Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act(17 CFR 240.13e-4 (c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On February 4, 2011, Atlantic Green Power Holding Company (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with Whalehaven Capital Fund Limited (the “Lender”), pursuant to which the Lender loaned to the Company $250,000, evidenced by a promissory note (the “Note”) which has a term of six (6) months and accrues interest at a rate of six percent (6%) annually.  In addition, pursuant to the terms of the Subscription Agreement, the Company issued to the Lender 300,000 shares of the Company’s common stock, par value $.000001 per share (“Common Stock”).  A copy of the Subscription Agreement is attached hereto as Exhibit 10.1 and a copy of the Note is attached hereto as Exhibit 4.1.

Immediately following the closing of the transaction described above, 43,527,248 shares of the Company’s Common Stock were outstanding.

Section 3 – Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities.

As set forth under Item 1.01 above, the Company has issued 300,000 shares of the Company’s Common Stock to the Lender in reliance upon an exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description
4.1	Promissory Note, dated February 4, 2011, issued by Atlantic Green Power Holding Company (the “Company”) to Whalehaven Capital Fund Limited (“Whalehaven”).
10.1
Subscription Agreement, dated as of February 4, 2011, by and between the Company and Whalehaven.  Upon the request of the Securities and Exchange Commission, the Company agrees to furnish copies of each of the following schedules and exhibits:  Schedule 5(a) – Subsidiaries; Schedule 5(d) – Capitalization and Additional Issuances; Schedule 5(l) – Defaults; Schedule 5(p) – No Undisclosed Events or Circumstances; Schedule 5(q) – Banking; Schedule 5(x) – Transfer Agent; Schedule 9(e) – Use of Proceeds; Exhibit A – Form of Promissory Note (included as Exhibit 4.1); Exhibit B – Form of Escrow Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC GREEN POWER HOLDING COMPANY
(Registrant)

Date: February 8, 2011	By:	/s/ Robert Demos, Jr.
Robert Demos, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Promissory Note, dated February 4, 2011, issued by Atlantic Green Power Holding Company (the “Company”) to Whalehaven Capital Fund Limited (“Whalehaven”).
10.1
Subscription Agreement, dated as of February 4, 2011, by and between the Company and Whalehaven.  Upon the request of the Securities and Exchange Commission, the Company agrees to furnish copies of each of the following schedules and exhibits:  Schedule 5(a) – Subsidiaries; Schedule 5(d) – Capitalization and Additional Issuances; Schedule 5(l) – Defaults; Schedule 5(p) – No Undisclosed Events or Circumstances; Schedule 5(q) – Banking; Schedule 5(x) – Transfer Agent; Schedule 9(e) – Use of Proceeds; Exhibit A – Form of Promissory Note (included as Exhibit 4.1); Exhibit B – Form of Escrow Agreement.